2019 Annual Meeting of Shareholders

May 15, 2019



TRANSFORMATION

FNCB Bancorp, Inc.

NASDAQ: FNCB

Forward-Looking Statements

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission ("SEC"), in its reports to shareholders, and in other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary, fiscal and tax policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of FNCB to compete with other institutions for business, including for deposit and loan growth: the composition and concentrations of FNCB's lending risk and the adequacy of FNCB's reserves to manage those risks; the valuation of FNCB's investment securities; the ability of FNCB to pay dividends or repurchase common shares; the ability of FNCB to retain key personnel; the impact of any pending or threatened litigation against FNCB; the marketability of shares of FNCB stock and fluctuations in the value of FNCB's share price; the effectiveness of FNCB's system of internal controls; the ability of FNCB to attract additional capital investment; the impact of changes in financial services' laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the ability of FNCB to identify future acquisition targets, complete acquisitions and integrate new teams into FNCB's operations; the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2018.

2019 Annual Meeting of Shareholders



Dominick L. DeNaples

Chairman of the Board of Directors

FNCB Bancorp, Inc.

Welcome FNCB Shareholders



Gerard A. Champi

President & CEO

570-348-4806

Gerard.Champi@fncb.com

Full-Service Community Banking in Northeastern Pennsylvania

INVESTMENT PROFILE

ESTABLISHED
1910

LISTING
NASDAQ
CAPITAL MARKET®

TICKER SYMBOL
FNCB

MARKET CAP
$142.0 million
DECEMBER 31, 2018

DIVIDEND
$0.17
2018

DIVIDEND YIELD
2.01%
BASED ON CLOSING PRICE OF $8.44 ON DECEMBER 31, 2018

TOTAL ASSETS
$1.2 billion

TOTAL LOANS
$0.8 billion

TOTAL DEPOSITS
$1.1 billion

EMPLOYEES
239

FNCB Financial Overview

FNCB Bancorp, Inc. is the holding company for FNCB Bank. Locally-based for over 100 years, FNCB Bank provides personal, small business and commercial banking services and wealth management to individuals and businesses throughout northeastern Pennsylvania and the Lehigh Valley

Map guide:

- Branch offices (16) ●
- Limited purpose office (1) ▲
- 4.9% stake in Covenant Bank ■
- Branch acquired from BB&T* ●



Carbondale
Honesdale
Tunkhannock
Cherry Mills
Laporte
Blakely
Berwick
Bloomsburg
Danville
Sunbury
Shamokin
Shenandoah
Tamaqua
Lehighton
New Castle
Pottsville
Schuylkill Haven
Allentown
Emmaus
Bethlehem
Easton
Mount Bethel
East Stroudsburg
Newton
Belvidere
Washington
Hackettstown
Flemington
Quakertown
Reading
Lebanon
Hershey
Pottstown
Lansdale

- Source: S&P Market Intelligence and company data. Financial data as of December 31, 2018.

About FNCB – Awards

2016 **Best Bank** and **Best Place to Work**
2017 and 2018 **Best Mortgage Company** and **Best Place to Work**.
Source: Scranton Times-Tribune

2017 **Best Bank**
Source: Sunday Dispatch

2017 One of the **Best Banks** and One of the **Best Places to Work**
2018 NEPA **Best Places to Work Silver Winner**
Source: Wilkes-Barre Times Leader

2017 **Best Mortgage Company** and **Best Place to Work**.
2018 and 2019 One of the **Best Mortgage Companies** and **Best Place to Work**
Source: Wilkes-Barre Citizens Voice

Voted 2017 **Business of the Year**
Voted 2018 **Above and Beyond Customer Service**
Source: Back Mountain Chamber of Commerce

Introduction of Meeting Secretary



Mary Griffin Cummings

EVP, General Counsel

570-348-3772

Mary.Cummings@fncb.com

2019 Annual Shareholders Meeting Proposals

2019 Annual Meeting Proposals	The Board recommends that you vote:
1. To elect three (3) directors to the Board of Directors for terms expiring in 2022 and until their successors are elected. Joseph Coccia Joseph L. DeNaples, Esquire John P. Moses, Esquire	FOR FOR FOR
2. To hold an advisory vote on the compensation of FNCB's named executive officers.	FOR
3. To ratify the appointment of Baker Tilly Virchow Krause, LLP as FNCB's independent registered public accounting firm for the year ending December 31, 2019.	FOR

CFO Financial Review



James M. Bone Jr., CPA

EVP, Chief Financial Officer

570-348-6419

James.Bone@fncb.com

Financial Performance



5-Year Cumulative Net Income
(in thousands)
$13,349
$13,420
$147
$6,309
$35,840
2014
2015
2016
2017
2018

FNCB has reported net profit for six consecutive years.

5-year cumulative net income totals $69.1 million.

Financial Performance

Financial Highlights (in thousands)		2018		2017*		2016
Net interest income	$	36,507	$	33,048	$	30,551
Provision (credit) for loan losses		2,550		769		1,153
Non-interest income		11,790		7,225		6,203
Non-interest expense		29,327		28,069		27,545
Net income before taxes	**$**	**16,420**	**$**	**11,435**	**$**	**8,056**
Income tax expense (benefit)		3,071		11,288		1,747
Net income	$	13,349	$	147	$	6,309

*2017 net income included non-cash, non-recurring income tax expense of $8.0 million. The additional income tax expense was due to the required revaluation of FNCB's deferred tax assets, resulting from the decrease in the corporate income tax rate under the Tax Cuts and Jobs Act enacted on December 22, 2017.

Strategic Focus

- Enhancing the customer experience – "Simply Better"
- "Bring the Bank to the Customer"
- Balance sheet efficiency – margin enhancement and core deposit growth resulting in quality sustainable earnings
- Introducing the Bank to new customers and growing existing customer relationships
- Managing interest rate risk in current flattening yield curve and rising deposit costs
- Maintain underwriting discipline and credit standards
- Creating new and enhancing existing sources of non-interest income
- Maintaining non-interest expense levels

Financial Performance



Efficiency Ratio (Bank Only)
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
72.76%
69.13%
58.48%
2016
2017
2018

FNCB's operating performance continues to see improvements, as indicated by a declining efficiency ratio. 2018's efficiency ratio of 58.48% reached its lowest level in the past five years.



Tax-Equivalent Net Interest Margin (FTE)
3.40%
3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
2.95%
3.13%
3.23%
3.22%
2016
2017
2018

FNCB's net interest margin (FTE) remained steady at 3.22% in 2018, despite industry-wide increases in funding costs.

Financial Performance

FNCB maintains a well-diversified loan portfolio, distributed among residential, consumer and business loans. 2018 saw strong growth in total loans of $68.2 million, or 8.8%.

	2017 Q4		2018 Q4	
Loan Composition	Balance	% of Total	Balance	% of Total
Construction	$20,981	2.7%	$20,812	2.5%
1-4 Family	180,202	23.4%	185,046	22.0%
Owner-Occ. CRE	128,179	16.6%	129,490	15.4%
Other CRE	115,651	15.0%	111,274	13.2%
Multifamily	16,807	2.2%	21,089	2.5%
C&I	148,901	19.3%	148,858	17.7%
Consumer	116,506	15.1%	161,710	19.3%
Other	44,511	5.8%	61,641	7.3%
Total Loans	$771,738	100.0%	$839,920	100.0%
C&D / (Tier 1 +ALLL)		*20%*		*19%*
CRE Ratio		*147%*		*137%*
CRE Ratio (with Owner-Occ. CRE)		*270%*		*252%*



Multifamily 3%
C&I 18%
Consumer 19%
Other 7%
Construction 3%
1-4 Family 22%
Owner-Occ. CRE 15%
Other CRE 13%

Financial Performance


Strong Growth in Lending
$860,000
$840,000
$820,000
$800,000
$780,000
$760,000
$740,000
$720,000
$700,000
$680,000
$660,000
4.75%
4.55%
4.35%
4.15%
3.95%
3.75%
3.94%
4.13%
4.41%
$731,875
$771,738
$839,920
2016
2017
2018
Total Loans
Yield on Loans

8.8% increase in total loans during 2018.

6.8% increase in the yield earned on average loans during 2018.

Significant Scranton Metropolitan Statistical Area (MSA) Presence

Scranton, PA MSA – Deposit Market Share					
2018 Rank	2017 Rank	Institution (State Headquartered)	2018 Number of Branches	2018 Total Deposits In Market ($000)	2018 Total Market Share (%)
1	1	PNC Financial Services Group (PA)	24	$3,506,333	27.56%
2	5	Wells Fargo & Co. (CA)	13	1,052,987	8.28%
3	2	M&T Bank Corp. (NY)	12	1,041,980	8.19%
4	3	Community Bank System Inc. (NY)	25	1,004,874	7.90%
5	4	Peoples Financial Services (PA)	15	991,499	7.79%
6	6	FNCB Bancorp Inc. (PA)	16	892,005	7.01%
7	7	Fidelity D & D Bancorp Inc. (PA)	12	779,176	6.12%
8	8	Citizens Financial Group Inc. (RI)	9	587,873	4.62%
9	9	NBT Bancorp Inc. (NY)	16	513,995	4.04%
10	10	F.N.B. Corp. (PA)	11	481,284	3.78%
11	11	BB&T Corp. (NC)	7	414,389	3.26%
12	12	Penns Woods Bancorp Inc. (PA)	9	339,398	2.67%
13	13	Landmark Bancorp Inc. (PA)	5	291,836	2.29%
14	15	First Keystone Corp. (PA)	8	241,656	1.90%
15	14	Citizens Savings Bank (PA)	6	226,261	1.78%
Total for Institutions in Scranton, PA			207	$12,723,461	

Source: S&P Market Intelligence; deposit market share as of June 30, 2018

Financial Performance



Total Risk-Based Capital Ratio
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.06%
12.08%
12.69%
2016
2017
2018
Total Risk-Based Capital
Minimum Capital Required for Capital Adequacy



Tier 1 Leverage Ratio
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.53%
7.74%
8.50%
2016
2017
2018
Tier 1 Leverage Ratio
Minimum Capital Required for Capital Adequacy

We believe FNCB continues to demonstrate a strong capital base, with capital ratios above the minimum capital required for capital adequacy. FNCB's strong capital position also exceeds that required by the continued implementation of the capital conservation buffer.

Financial Performance – Q1 2019

Financial Highlights (in thousands)	Q1 2019 (unaudited)	Q1 2018 (unaudited)	$ Variance
Net interest income	$ 8,946	$ 8,878	$ 68
(Credit) provision for loan losses	(154)	720	(874)
Non-interest income	1,515	1,519	(4)
Non-interest expense	7,425	7,232	193
Net income before taxes	3,190	2,445	745
Income tax expense	555	426	129
Net income	**$ 2,635**	**$ 2,019**	**$ 616**



ROAA
0.78%
0.70%
0.86%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
Q1 2017
Q1 2018
Q1 2019



Earnings Per Share
$0.13
$0.12
$0.14
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
Q1 2017
Q1 2018
Q1 2019

Financial Performance – Q1 2019

During the first quarter of 2019, FNCB successfully completed a public offering of shares of its common stock, issuing 3,285,550 shares and raising net proceeds of $21.3 million.



Total Shareholders' Equity
Balance at Period End (in thousands)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$90,371
$89,191
$97,219
$123,782
2016
2017
2018
3/31/2019
2016 2017 2018 3/31/2019

CEO Comments



Gerard A. Champi
President & CEO
570-348-4806
Gerard.Champi@fncb.com

Following Our Mission

OUR MISSION

To make your banking experience simply better.

FNCB Bank®

Stock Market Transition

Began trading on The Nasdaq Capital Market (ticker: FNCB) on March 5, 2018


FNCB Bancorp, Inc.
NASDAQ: FNCB
Nasdaq


Average Daily Trade Volume
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
3,480
5,669
7,533
2016
2017
2018


Closing Stock Price
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$6.05
$7.30
$8.44
12/31/2016
12/31/2017
12/31/2018

Financial Performance



Dividends Per Share
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$-
$0.09
$0.13
$0.17
2016
2017
2018



Total Return
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
16.95%
22.81%
17.95%
2016
2017
2018



Book Value Per Share
$5.90
$5.80
$5.70
$5.60
$5.50
$5.40
$5.30
$5.20
$5.10
$5.00
$4.90
$5.43
$5.22
$5.78
2016
2017
2018

FNCB reinstated regular quarterly shareholder dividends beginning with the first quarter of 2016 and has demonstrated continuous, significant improvements in returns to shareholders, including a 30.8% increase in dividends declared during 2018 and a 10.7% increase in book value from December 31, 2017. The total return to shareholders for 2018 was 17.95%.

Improvement in Shareholder Value



Cash Dividends Declared Per Share
$0.03
$0.04
$0.05
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
Q1 2017
Q1 2018
Q1 2019

Quarterly dividends declared have continued to increase, including a $0.01 per share, or 25%, increase for Q1 2019 over Q1 2018.

FNCB's market cap continues to steadily grow. Effective June 25, 2018, we were added as a member of the Russell Microcap® Index.



Market Cap (in millions)
$122.3
$142.0
$154.9
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
12/31/2017
12/31/2018
3/31/2019

FNCB vs. Russell 2000 Index Cutoff

R2K Cutoff for Index Members Over Previous 3 Years



Smallest Market Cap. In Russell 2000
FNCB
Market Capitalization ($MMs)
250.0
200.0
150.0
100.0
50.0
-
132.9
94.2
143.6
131.9
159.2
155.1
158.5
148.0(1)
6/1/2016
6/1/2017
6/1/2018
5/10/2019

Source: S&P Market Intelligence
Note: Market data as of 05/10/2019
(1) Estimated Russell 2000 cut-off

New & Enhanced Delivery Channels

- New Route 315 Office: Opened May 2018
- Back Mountain Office Relocation: December 2018
- Main Office / Drive-thru Consolidation: expected June 2019
- Mountain Top Office: expected opening June 2019


E Drinker
W Drinker
OPENING 2019
OPENING 2019

Construction is underway on FNCB Bank's new Main Office at 100 South Blakely Street, Dunmore. The current Main Office at 102 East Drinker Street, will relocate to this new location when completed in the second quarter of 2019.

Community Impact




HAZLETON AREA
HIGH SCHOOL
FNCB Bank


FNCB Bank

300+	200+	$450K
Volunteer Hours	Non-Profits Helped	Funds Donated

Investor Information

FNCB Bancorp, Inc. is the bank holding company of FNCB Bank, which provides personal, small business and commercial banking services to individuals and businesses throughout Northeastern Pennsylvania and the Lehigh Valley. The institution was established as a National Banking Association in 1910.

Investor Relations Contact
James M. Bone, Jr., CPA
Executive Vice President and
Chief Financial Officer
(570) 348-6419
james.bone@fncb.com

Transfer Agent
Broadridge Financial Solutions, Inc.
P.O. Box 1342
Brentwood, NY 11717
shareholder@broadridge.com
www.shareholder.broadridge.com/fncb

Management Q&A

Thank you for attending the 2019 Annual Meeting of Shareholders.

Special Presentation to Dominick DeNaples



John P. Moses, Esquire

Chairman of the Nominating and Governance Committee